Exhibit 99.1

EVgo Announces Certain Preliminary Financial and Operating Results, Anticipates Meeting or Exceeding 2023 Financial and Operating Guidance and Focuses on Building, Owning and Operating a Best-in-Class Public Charging Network

Dennis Kish, EVgo’s Chief Operating Officer, appointed President to manage consolidated operations, business development, marketing and technology functions

LOS ANGELES – January 17, 2024 – EVgo Inc. (Nasdaq: EVGO) (“EVgo” or the “Company”), one of the nation’s largest public fast charging networks for electric vehicles (EVs), today announced certain preliminary financial and operating results for fiscal year 2023. The Company announced preliminary 2023 throughput of approximately 130 gigawatt-hours (“GWh”). Utilization on the EVgo network in December 2023 was over 19% up from 15% in September 2023. EVgo ended 2023 with over 3,500 stalls in operation or under construction, including EVgo eXtend™ stalls.

EVgo anticipates reporting full year 2023 financial and operating results that meet or exceed the guidance ranges provided by the Company on November 8, 2023. The date and call details for EVgo’s fourth quarter and full year 2023 earnings call will be announced at a later date.

EVgo also announced today a simplified organizational structure under which the Company’s business development, marketing and technology functions will be streamlined and consolidated with operations, reporting to Dennis Kish, EVgo’s Chief Operating Officer, who in connection with this organizational realignment has been appointed President. Ivo Steklac, Chief Technology Officer, and Tanvi Chaturvedi, Chief Revenue Officer, will be departing the Company. Mr. Steklac will serve as a strategic advisor to the Company during a transition period and will depart during 2024. Ms. Chaturvedi is expected to remain in her role at EVgo through the end of February 2024.

The organizational realignment is designed to allow EVgo to focus on growing its core public charging network business, achieve operational efficiencies, improve the Company’s cost structure and accelerate progress toward EVgo’s growth and profitability goals.

“EVgo has continued to drive impressive throughput growth on our network and top-line growth across the Company as we remain relentlessly focused on delivering the ultimate customer experience and highest quality fast-charging solutions for EV drivers,” said Badar Khan, Chief Executive Officer of EVgo. “We believe this realignment and resource optimization will allow EVgo to become leaner and more focused on our owned and operated public charging network and will position us for acceleration towards achieving profitability targets while driving superior shareholder returns in the long run.”

Mr. Khan continued, “During his tenure at EVgo, Dennis has built a growth engine that has helped us to accelerate our deployments while making substantial enhancements to the customer experience. Given this track record, I am confident he is well positioned to take on this expanded role. Ivo was the founder of the tech program at EVgo and established EVgo as a technology leader in the EV charging space. We are grateful Ivo is staying to assist with a smooth transition and thankful for his contributions to EVgo’s success. We thank Tanvi for her contributions to EVgo and wish her well in her future endeavors.”

About EVgo

EVgo (Nasdaq: EVGO) is a leader in electric vehicle charging solutions, building and operating the infrastructure and tools needed to expedite the mass adoption of electric vehicles for individual drivers, rideshare and commercial fleets, and businesses. EVgo is one of the nation’s largest public fast charging providers, featuring over 950 fast charging locations across more than 35 states, including stations built through EVgo eXtend™, its white label service offering. EVgo is accelerating transportation electrification through partnerships with automakers, fleet and rideshare operators, retail hosts such as grocery stores, shopping centers, and gas stations, policy leaders, and other organizations. With a rapidly growing network, robust software products and unique service offerings for drivers and partners including EVgo Optima™, EVgo Inside™, EVgo Rewards™, and Autocharge+, EVgo enables a world-class charging experience where drivers live, work, travel and play.

Cautionary Statement Regarding Preliminary Financial Results

The Company has not yet completed its financial close processes for fiscal year 2023. Therefore, the Company’s statements regarding its expectations for its financial and operating results for the year ended (and as of) December 31, 2023 included in this press release are based on preliminary unaudited estimates only and should not be viewed as a substitute for full audited financial statements prepared in accordance with GAAP. They reflect management’s estimates based solely upon information available to management as of the date of this press release. Further information learned during the financial close processes and audit may alter the final results. The Company cautions you that actual results which are prepared in accordance with GAAP and are subject to a full-year audit may differ materially from the preliminary results described in this press release. Accordingly, you should not place undue reliance upon this preliminary financial and operating information.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “design” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo’s ability to grow its public charging network business, achieve administrative efficiencies, improve EVgo’s cost structure, improve the customer experience, accelerate progress towards EVgo’s growth and profitability goals, and enhance shareholder returns in the long run; and EVgo’s preliminary results for stalls in operation or under construction, network throughput, utilization and other financial and operating measures, including any update or affirmation of previous guidance issued in respect thereof. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of EVgo’s management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this press release, including information learned during the completion of financial close or audit processes; EVgo’s dependence on the widespread adoption of EVs and growth of the EV and EV charging markets; competition from existing and new competitors; EVgo’s ability to expand into new service markets, grow its customer base and manage its operations; the risks associated with cyclical demand for EVgo’s services and vulnerability to industry downturns and regional or national downturns; fluctuations in EVgo’s revenue and operating results; unfavorable conditions or further disruptions in the capital and credit markets and EVgo’s ability to obtain additional financing on commercially reasonable terms; EVgo’s ability to generate cash, service indebtedness and incur additional indebtedness; any current, pending or future legislation, regulations or policies that could impact EVgo’s business, results of operations and financial condition, including regulations impacting the EV charging market and government programs designed to drive broader adoption of EVs and any reduction, modification or elimination of such programs; EVgo’s ability to adapt its assets and infrastructure to changes in industry and regulatory standards and market demands related to charging; impediments to EVgo’s expansion plans, including permitting and utility-related delays; EVgo’s ability to effectively integrate any businesses it acquires; EVgo’s ability to recruit and retain experienced personnel; risks related to legal proceedings or claims, including liability claims; EVgo’s dependence on third parties, including hardware and software vendors and service providers, utilities and permit-granting entities; supply chain disruptions, inflation and other increases in expenses; safety and environmental requirements or regulations that may subject EVgo to unanticipated liabilities or costs; EVgo’s ability to enter into and maintain valuable partnerships with commercial or public-entity property owners, landlords and/or tenants, original equipment manufacturers, fleet operators and suppliers; EVgo’s ability to maintain, protect and enhance EVgo’s intellectual property; and general economic or political conditions, including the conflicts in Ukraine, Israel and the broader Middle East region, and elevated rates of inflation and the associated changes in monetary policy. Additional risks and uncertainties that could affect the Company’s financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EVgo” in EVgo’s Annual Report on Form 10-K for the year ended December 31, 2022, and the caption “Risk Factors” in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023, in each case filed with the Securities and Exchange Commission (the “SEC”), as well as its other filings with the SEC, copies of which are available on EVgo’s website at investors.evgo.com, and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and EVgo does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

EVgo Contacts

For Investors:

investors@evgo.com

For Media:

press@evgo.com